Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 17 dated December 17, 2015

To

Prospectus dated April 23, 2015

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 23, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through December 16, 2015, we received and accepted subscriptions in our offering for approximately 96,589,400 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $992,899,000, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our second amended and restated distribution reinvestment plan.

DISTRIBUTIONS

    On December 15, 2015, our board of directors (the “Board”) declared four regular weekly cash distributions of $0.014067 per share each (an annualized rate of 7.28% based on our current $10.05 per share public offering price), which will be paid in January 2016.

    Each of the regular weekly cash distributions of $0.014067 per share will be paid on January 27, 2016, to shareholders of record on January 5, January 12, January 19, and January 26, 2016.

    The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

    We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”) and Apollo Investment Management, L.P. ("AIM"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings.  To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG and AIM have no obligation to provide expense reimbursements to us in future periods.

EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

      On December 16, 2015, we further amended and restated the expense support and conditional reimbursement agreement for purposes of (i) including AIM as a party to the expense support and conditional reimbursement agreement and (ii) extending the termination date from December 31, 2015 to December 31, 2016.  Commencing with the quarter beginning January 1, 2016, IIG and AIM each agrees to reimburse us for 50% of our expenses in an amount that is sufficient to: (1) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (2) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Such reimbursement is subject to repayment by us within three years.